EXHIBIT 10.74


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                     WAREHOUSING LOAN AND SECURITY AGREEMENT


                                   dated as of


                                December 20, 1998


                                     between


                     CAPITAL ASSOCIATES INTERNATIONAL, INC.,

                                                           Borrower,


                                       and


                        NATIONSBANC LEASING CORPORATION,

                                                           Lender.











                 Up to $15 Million of Lease-Collateralized Loans




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0292135.doc


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                                TABLE OF CONTENTS



1.  DEFINITIONS; REFERENCES....................................................1
         1.01.  Definitions....................................................1
         1.02.  Usage..........................................................6

2.  MAKING LOAN ADVANCES; PAYMENTS.............................................6
         2.01.  Loan Advances..................................................6
         2.02.  Procedure for Making Advances..................................7
         2.03.  Deposit Toward Expenses; Facility Fee..........................7
         2.04.  Non-Use Fee....................................................7
         2.05.  LIBOR Charges..................................................7

3.  SECURITY FOR BORROWER'S OBLIGATIONS........................................7
         3.01.  Grant of Security Interest.....................................7
         3.02.  Release of Security Interest...................................8

4.  PAYMENTS OF PRINCIPAL, INTEREST, AND OTHER AMOUNTS.........................8
         4.01.  How Payments Are Made..........................................8
         4.02.  Right to Prepay................................................8
         4.03.  Mandatory Prepayments..........................................9
         4.04.  Interest on Past Due Amounts...................................9
         4.05.  Limit on Interest Payable......................................9
         4.06.  Application of Payments........................................9
         4.07.  Statements of Account..........................................9

5.  BORROWER'S REPRESENTATIONS AND WARRANTIES..................................9
         5.01.  Corporate Standing............................................10
         5.02.  Corporate Powers..............................................10
         5.03.  Binding Effect................................................10
         5.04.  Litigation....................................................10
         5.05.  Financial Statements..........................................10
         5.06.  Taxes.........................................................10
         5.07.  Location of Offices...........................................11
         5.08.  Governmental Consents.........................................11
         5.09.  Absence of ERISA Liability....................................11
         5.10.  Investment Company Status.....................................11
         5.11.  Specific Representations re Assigned Leases...................11

6.  BORROWER'S COVENANTS......................................................12
         6.01.  Financial Statements..........................................12
         6.02.  Inspection of Collateral and Records..........................13
         6.03.  Corporate Existence...........................................13
         6.04.  Merger, etc...................................................14
         6.05.  Compliance with ERISA.........................................14
         6.06.  Payment of Taxes..............................................14

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         6.07.  Maintenance of Insurance......................................14
         6.08.  Maintenance Property and Management...........................15
         6.09.  Agreements as to Leases.......................................15
         6.10.  Lease Status Reports..........................................15
         6.11.  Notice of Lease Default.......................................15
         6.12.  Verification of Leases........................................15
         6.13.  Liens.........................................................16
         6.14.  Specific Covenants re Assigned Leases.........................16
         6.15  Collateral Reporting...........................................17

7.  CONDITIONS PRECEDENT TO ADVANCES..........................................17
         7.01.  Conditions Precedent to the Initial Advance...................17
         7.02.  Conditions Precedent to All Advances..........................17

8.  EVENTS OF DEFAULT; REMEDIES...............................................19
         8.01.  Events of Default.............................................19
         8.02.  Remedies......................................................20

9.  BORROWER'S INDEMNITIES....................................................22
         9.01.  General Indemnity.............................................22

10. MISCELLANEOUS.............................................................24
         10.01.  No Waivers; Cumulative Remedies..............................24
         10.02.  Notices......................................................24
         10.03.  Transaction Expenses.........................................24
         10.04.  Amendments, Waivers, Consents, etc...........................24
         10.05.  Successors and Assigns.......................................25
         10.06.  Governing Law................................................25
         10.07.  Headings.....................................................25
         10.08.  Execution in Counterparts....................................25
         10.09.  Termination of Agreement.....................................25
         10.10.  Survival of Representations, Warranties, and Covenants.......25
         10.11.  Severability.................................................25
         10.12.  Further Assurances...........................................26
         10.13.  Commercial Transaction.......................................26
         10.14.  Time is of the Essence.......................................26
         10.15.  Entire Agreement.............................................26
         10.16.  Consent to Jurisdiction......................................26
         10.17.  Waiver of Trial by Jury......................................26

11.  LIMITATION OF PERSONAL LIABILITY.........................................26
         11.01.  Limitation of Personal Liability.............................26



Exhibit A         Lease Supplement
Exhibit B         Partial Release Letter [ss. 10.09]
Exhibit C         Form of Lease [ss. 1.01 - Eligible Lease]

                                       ii

0292135.doc

                     WAREHOUSING LOAN AND SECURITY AGREEMENT


         This Warehousing Loan and Security Agreement is entered into as of December 20, 1998 by and between Capital Associates International, Inc.
("Borrower"), a Colorado corporation, and NationsBanc Leasing Corporation ("Lender"), a North Carolina corporation.

         Borrower and Lender agree as follows:


                           1.  DEFINITIONS; REFERENCES

         1.01. DEFINITIONS. The following terms, when capitalized as below, have the following meanings in this Agreement:

                "Advance": a loan from Lender to Borrower with respect to a particular Lease and the related Equipment Portion.

                "Agreement": this Warehousing Loan and Security Agreement.

                "Basic Documents": this Agreement, and each Supplement as executed and delivered.

                "Borrowing Base": the lesser of (1) $15 million, and (2) 100% of the Lease Value (computed as of the date that the Borrowing Base is determined) of the Eligible Leases that are risk- rated as "1", "2", or "3" pursuant to Borrower's underwriting standards; provided, that (a) the aggregate amount of Advances outstanding at any time for Eligible Leases risk-rated as "3" shall not exceed the aggregate amount outstanding for those Eligible Leases that are risk-rated "1" or "2", and (b) the aggregate amount of advances outstanding for all Eligible Leases relating to any one Lessee risk-rated "3" shall not exceed 20% of all advances outstanding for Eligible Leases risk-rated "3".

                In order to qualify as a "1" or "2", each Lessee must have a corporate debt rating > BBB (S&P) or, if a Lessee's corporate debt is not rated, such unrated Lessee's last audited fiscal year-end financial statement must reflect the following minimum ratios:

         *   Free Operating Cash Flow/Total Debt no less than 8.4%.
         *   Funds From Operations/Total Debt no less than 34.7%.
         *   Operating Income/Sales no less than 15.4%.
         *   Total Debt/Capitalization no greater than 46.8%.

                Unless otherwise expressly agreed by Lender, the Borrowing Base excludes those transactions that: (i) relate to Borrower's vendor program transactions that qualify under Borrower's Vendor Program Credit Review Guidelines as outlined in Borrower's underwriting standards, or (ii) are credits that otherwise rate as a "4" or higher but have been rated as "3" or lower due to structural or credit enhancements, or (iii) are with a Lessee whose principal line of business involves retailing or gaming, and (iv) are with a Lessee who does not have a corporate debt rating > BB (S&P) or, in the event the Lessee's corporate debt is not rated, such unrated Lessee's last audited fiscal year-end financial statement do not reflect the following minimum ratios:

         *   Free Operating Cash Flow/Total Debt no less than 2.4%.
         *   Funds From Operations/Total Debt no less than 18.4%.
         *   Operating Income/Sales no less than 15.1%.
         *   Total Debt/Capitalization no greater than 55.8%.

         For purposes of this definition:

         Capitalization means Total Debt plus Equity plus the present value (discounted at the then-prevailing Prime Rate) of future operating lease obligations.

         Equity means shareholders' equity (including preferred stock) plus minority interest.

         Free Operating Cash Flow means funds from operations minus capital expenditures and minus {plus} the increase {decrease} in working capital (excluding changes in cash, marketable securities, and short-term debt).

         Funds From Operations means net income from continuing operations plus income taxes and nonrecurring items plus depreciation and amortization.

         Operating Income means sales minus cost of goods manufactured (before depreciation and amortization), selling, general and administrative, and research and development costs.

         Sales has the same meaning as under GAAP.

         Total Debt means long-term debt plus current maturities, commercial paper, and other short-term borrowings (unadjusted).

                "Business Day": any day, other than a Saturday or Sunday, on which commercial banks are generally open for business in Denver, Colorado, and Atlanta, Georgia, and Lender is open for business in Atlanta, Georgia.

                "Collateral": defined in ss. 3.01.

                "Commitment": Lender's commitment to lend, for up to $15 million principal amount of all Advances outstanding at any time.

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

                "Default": any event or condition that would become an Event of Default upon the giving of notice or lapse of time or both, or any Event of Default.

                "Dollars" and "$": United States dollars.

                "Eligible Equipment": equipment:

         (1) that is either computer equipment, networking equipment, telecommunications equipment, related peripherals, semiconductor testing and manufacturing equipment, forklifts, office furniture and equipment, material-handling equipment, or other equipment acceptable to Lender;
         (2)    for which Borrower has good and marketable title;
         (3)    that is subject to an Eligible Lease;
         (4)    that  is  used in the normal  course of  business of the related
                Lessee;
         (5) that is insured against loss by either the Borrower or the related Lessee (except that self-insurance is permitted by a Lessee that is risk-rated as "1" or "2");
         (6)    that is in good working condition;
         (7)    that is located in the continental United States; and
         (8)    in   which  Lender  has  a  perfected   first-priority  security
                interest.

                "Eligible Lease": a lease:

         (1) under which Borrower has leased Eligible Equipment (with soft costs not to exceed 25%) to a lessee (a "Lessee"), whether Borrower is the initial lessor thereunder or is an assignee of the original lessor, whether or not such lease would be a "true lease" for federal income tax purposes (each a "Lease");

         (2) that has no payments 60 or more days past-due and no other default exists under the Lease;
         (3) that is assignable and transferable without further consent (or, if Lessee consent is required, such consent has been given in a form satisfactory to Lender);
         (4)    under  which  rent  and  all  other  amounts are payable in U.S.
                Dollars;
         (5) that is non-cancellable (e.g., the Lessee's obligation thereunder is absolute and not subject to any performance obligations or other conditions on the part of Borrower);
         (6) that is in full force and effect (and all Equipment leased thereunder is in good working order and has been unconditionally accepted by the Lessee thereunder);
         (7) that has an initial maturity of no less than one year and no greater than five years (if risk-rated as "3") and seven years


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                (if risk-rated as "1" or "2"), unless explicitly consented to by
                Lender   (provided,  that  no  Lease  for   Eligible   Equipment
                consisting of computer, networking, or other related equipment shall have an initial maturity of more than 3 years);
         (8) that contains terms and provisions that are substantially the same as those in Exhibit C or that are otherwise acceptable to Lender;
         (9) for which the Lease and related Equipment are not subject to any Lien; and
         (10) that has been in the Borrowing Base less than 180 days and has not previously been the subject of any Advance.

                "Equipment Cost": Borrower's purchase price for an Equipment Portion.

                "Equipment Portion": the equipment leased to a Lessee under a particular Lease.

                "ERISA": defined in ss. 5.09.

                "Event of Default": defined in ss. 8.01.

                "Event of Loss" with respect to any item of property, any of the following events: (i) the destruction or damage beyond economic repair of such property or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage which results in an insurance settlement with respect to such property on the basis of a total loss or a constructive or compromised total loss; (iii) the condemnation, confiscation, or requisition of title to such property; (iv) the loss, theft, disappearance, confiscation, or seizure of such property by a governmental authority; (v) the requisition of use of such property by a governmental authority for at least 90 days; or (vi) the failure of such item to be fully covered by the insurance required by ss. 6.07 while subject to a Lease.

                "Financed Amount" for a Lease: the present value (discounted at the Interest Rate on its Funding Date) of the scheduled rental payments due under that Lease after the Funding Date for the related Advance, but not to exceed the Equipment Cost for that Lease.

                "Funding Date": a date on which Lender makes an Advance.

                "GAAP": generally accepted accounting principles as in effect in the United States as of the date hereof and applied on a basis consistent with that used in the preparation of the financial statements referred to in ss. 5.05, except for changes therein, with which Borrower's independent public accountants concur, that are disclosed in the notes to the relevant financial statements.

                "Indemnitee":   Lender,  or  any  agent,   employee,   director,
successor, or permitted assignee of Lender.

                "Interest Rate": a floating interest rate, computed on the basis of actual days elapsed and a 360-day year, equal to (1) the Prime Rate minus 0.25% per annum, or (2) if elected by Borrower by notice to Lender, reserve-adjusted LIBOR (as determined by Lender) for the following one, two, three, or six months (as elected by Borrower in such notice) plus 2.5% per annum.

                "Lease": defined in clause (1) of the definition of "Eligible Lease".

                "Lease Value" for a Lease: the present value (discounted at the Interest Rate) of (1) the aggregate unpaid payments of basic rent under that Lease, plus (2) the fixed purchase price (if any) that the related Lessee is obligated to pay under the terms of that Lease (the sum of (1) and (2) not to exceed 100% of the related Equipment's cost to Borrower).

                "Lessee":  the lessee under a Lease.

                "Liabilities": defined in ss. 9.01.

                "Lien": any mortgage, pledge, assignment, encumbrance, lien (statutory or other), or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, or any lease in the nature thereof).

                "Maturity Date" for an Advance: the earliest of the following dates: (1) the date that the related Lease is assigned to any third party (whether outright or as security, and whether for discounting, securitization, or other purposes), (2) the 180th day after the date of the Advance, and (3) the date that Lender's Commitment to make Advances expires under ss. 2.01.

                "Monthly Payment Date": the 5th day of the month, except that any Monthly Payment Date that falls on a day which is not a Business Day shall instead occur on the following Business Day.

                "Officer's Certificate": a certificate signed in the name of Borrower (or, with respect to ss. 6.04(c), of the Successor) by a financial officer of Borrower (or the Successor).

                "Permitted  Lessee":   the  Person  who,  on  the  Funding  Date
therefor, is the lessee under a Lease.

                "Permitted  Lien":  any Lien  referred to in clauses (a) through
(f) of ss. 6.13.

                "Person":   any  individual,   corporation,   limited  liability
company, partnership, joint venture, or other legal or governmental entity.

                "Prime Rate": the rate of interest publicly announced from time to time by NationsBank, N.A., or its successor, as its "prime", "base", or "reference" rate.

                "S&P": Standard & Poor's Ratings Services.

                "Secured   Obligations":   all  of  Borrower's  obligations  (of
whatever nature) under the Basic Documents, whether such obligations exist now or arise in the future.

                "Successor": defined in ss. 6.04(a).

                "Supplement": defined in ss. 3.01.

                "Termination":   the   expiration,    cancellation,   or   other
termination of a Lease for any reason.

                "Transferable Records": all logs, manuals, certificates, data, and inspection, modification, and restoration records that are required to be transferred with the possession or ownership of an Equipment Portion, or that customarily are transferred with the possession or ownership of similar goods.

         1.02. USAGE. Any agreement or instrument referred to inss. 1.01 means such agreement or instrument as from time to time supplemented and amended.
"Including" means "including but not limited to". "Or" means one or more, or all, of the alternatives listed or described. "Herein", "hereof", "hereunder", etc. mean in, of, or under, etc. this Agreement (and not merely in, of, under, etc. the section or provision where that reference appears). References to sections, exhibits, and the like refer t ------ those in or attached to this Agreement unless otherwise specified.



                       2. MAKING LOAN ADVANCES; PAYMENTS

         2.01. LOAN ADVANCES. Subject to the satisfaction of the conditions precedent set forth in ss. 7, and on the terms and conditions set forth in this ss. 2, on the Funding Date for each Lease, Borrower shall borrow the related Advance from Lender and Lender shall make that Advance to Borrower. The Financed Amount for each Lease shall be at least $200,000. Each Advance shall equal the Financed Amount for the related Lease. Each Advance shall bear interest at the Interest Rate. Interest on each each Advance shall be payable on each Monthly Payment Date while it is outstanding, and on its Maturity Date. To the extent not paid earlier, the principal of each Advance shall be payable on its Maturity Date. Unless terminated under ss. 8.02, Lender's Commitment to make Advances pursuant to this Agreement shall expire at 2:00 p.m., Atlanta time, on the first anniversary of the date of this Agreement. All Advances shall together comprise

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

one loan. The total amount of all Advances outstanding at any time unde this Agreement shall not exceed the Borrowing Base for any reason whatsoever.

         2.02. PROCEDURE FOR MAKING ADVANCES. Borrower shall notify Lender, by 12:00 noon (Atlanta time) at least two Business Days before a proposed Funding Date, of (a) the date proposed for that Funding Date, (b) the Equipment Cost, rent, rent payment dates, and purchase option price (if any) for each Lease to be financed on that Funding Date, and (c) a description (by type) of each Equipment Portion to be financed on that Funding Date. Borrower shall include with each such notice a copy of each lease or schedule proposed to be financed, and if requested a copy of the related lease application, credit approval report, credit bureau report, invoice(s), bill(s) of sale, and other documentation requested by Lender. Not later than 2:00 p.m. (Atlanta time) on the appropriate Funding Date, upon fulfillment of the conditions set forth in ss. 7, Lender will make the related Advance to Borrower, with general corporate funds, pursuant to ss. 2.01, by wire transfer. There shall be no more than one Funding Date per calendar week.

         2.03. DEPOSIT TOWARD EXPENSES; Facility Fee. Borrower previously delivered $5,000 to Lender. That money shall be applied toward transaction expenses reimbursable by Borrower underss. 10.03 in connection with the initial closing of this Agreement. Borrower shall pay to Lender, at the initial closing, a fee of $30,000. That fee will be fully-earned and non-refundable when paid.

         2.04. NON-USE FEE. As additional consideration for the credit facility established in this Agreement, Borrower agrees to pay to Lender, on the first Business Day of each January, April, July, and October, a fee of 0.2% per 360-day period (based on actual days elapsed) of (a) $15,000,000 minus (b) the average outstanding principal balance of the loans outstanding underss. 2.01 during the previous calendar quarter or part thereof during which Commitment was in effect.

         2.05. LIBOR Charges. Borrower shall pay to Lender the following amounts, as determined by Lender in its discretion, as to any Advance bearing a LIBOR-based Interest Rate: (a) breakage charges attributable to repayment on a date other than the LIBOR maturity date, whether or not Lender "match funds" or internally funds the Advance, and (b) any increased costs allocated to such Advance by Lender or its funding source and attributable to the LIBOR basis of the Advance.



                     3. SECURITY FOR BORROWER'S OBLIGATIONS

         3.01. GRANT OF SECURITY INTEREST. To secure payment and performance of the Secured Obligations, Borrower hereby grants to Lender a security interest in

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

all  Borrower's  right,  title,  and interest in and to the following  property,
whether   existing   now  or  acquired   in  the  future   (the   "Collateral"):

                (a)   the Leases;

                (b)   the Equipment Portions;

                (c) all collateral, guarantees, and other security or rights of Borrower relating to the Leases or the Equipment Portions;

                (d)   the Transferable Records; and

                (e) all proceeds of any nature (including insurance and rentals) in respect of the foregoing.

Borrower shall specifically subject each Lease and Equipment Portion to the Lien of this Agreement on its Funding Date by means of a supplement substantially in the form of Exhibit A to this Agreement (a "Supplement").

         3.02. RELEASE OF SECURITY INTEREST. Upon Lender's receipt of payment in full of all amounts due in connection with an Advance with respect to a Lease and the related Equipment Portion, Lender shall release its security interest in such Lease and Equipment Portion, shall return to Borrower or its designee the chattel paper original of that Lease as previously delivered to Lender, and shall take any other action required by sec. 10.09.

             4. PAYMENTS OF PRINCIPAL, INTEREST, AND OTHER AMOUNTS

         4.01. HOW PAYMENTS ARE MADE. Borrower shall make its payments and prepayments of principal and interest due on the Advances, and all other amounts payable by Borrower to Lender under the Basic Documents, to Lender at P.O. Box 4431, Atlanta, Georgia 30302, Reference: Capital Associates Warehousing Line (or at such other place in the United States as Lender from time to time specifies to Borrower), by check (or, of requested by Lender, in immediately available funds) and in Dollars, on the date when due. If any payment due under the Basic Documents comes due on a day which is not a Business Day, such payment shall instead be made on the following Business Day, and interest shall accrue at the applicable rate to the day of payment. Borrower waives presentment, demand, and all other notices in connection with payment or nonpayment.

         4.02. RIGHT TO PREPAY. Unless a Default exists, Borrower shall have the right to prepay the outstanding principal amount of any Advance at any time in whole or in part. Upon any prepayment of any Advance, or any portion thereof, under thisss. 4.02, Borrower shall pay all accrued and unpaid interest on the prepaid principal of such Advance, or portion thereof, to the date of prepayment.

         4.03. MANDATORY PREPAYMENTS. To the extent necessary to reduce the amount of Advances outstanding at any time to the maximum amount then available under ss. 2.01, Borrower shall pay to Lender, on demand, as a recourse obligation, the amount of outstanding Advances in excess of that maximum amount. If an Event of Loss or Termination occurs for a Lease, Borrower shall, within five days after Borrower learns of such occurrence, give to Lender written notice of such occurrence and shall, if Lender so elects, on or before (a) the earlier of (i) the 10th day following the date of such notice, and (ii) five days following the receipt of insurance proceeds with respect to any such Event of Loss, or (b) such later date as Lender shall specify, pay to Lender an amount that will be sufficient to prepay the Advance made in connection with the related Lease and any accrued and unpaid interest and other charges hereunder (if any) relating to that Advance. Upon acceleration of the Advances pursuant to ss. 8.02, Borrower shall prepay all then-outstanding Advances.

         4.04. INTEREST ON PAST DUE AMOUNTS. The interest rate on any amounts that are past due (by acceleration or otherwise) and at any time outstanding under any Advance or from Borrower under any other Basic Document shall (to the extent permitted by law) be increased, from the due date until payment in full, to a rate equal to 4% per annum above the Prime Rate, payable on demand.

         4.05. LIMIT ON INTEREST PAYABLE. The amount of interest due or payable under this Agreement or any related document shall not in any event exceed the maximum allowable by applicable law, and this sentence shall override any contrary provision in this Agreement or any related document.

         4.06. APPLICATION OF PAYMENTS. Any payment that Lender receives from Borrower under the Basic Documents shall be applied to the Secured Obligations designated by Borrower at the time of payment, and to the extent not so designated, shall be applied to the Secured Obligations in such order as Lender elects, and Lender shall have the continuing and exclusive right to apply any and all such non-designated payments to any portion of the Secured Obligations.

         4.07. STATEMENTS OF ACCOUNT. Lender shall render a statement of account monthly, and, absent manifest error, such statement shall bind Borrower (unless Borrower notifies Lender in writing to the contrary within 10 days after its receipt of that statement; and any such notice shall be deemed an objection only to those items specifically objected to therein).


                 5. BORROWER'S REPRESENTATIONS AND WARRANTIES

                 Borrower represents and warrants as follows:

         5.01. CORPORATE STANDING. Borrower is a duly organized corporation existing in good standing under the laws of Colorado, has the corporate power and legal authority to own or lease its properties and to carry on its business as now conducted and as now proposed to be conducted, and is duly qualified to do business in all jurisdictions wherein the failure to qualify could have any adverse effect on Borrower's financial condition or ability to perform its obligations to Lender.

         5.02. CORPORATE POWERS. Borrower's execution, delivery, and performance of the Basic Documents to which it is (or is to become) a party are within Borrower's corporate powers; and the Basic Documents to which it is (or is to become) a party have been duly authorized by all necessary corporate action on Borrower's part, and do not contravene, result in a breach of, or require any consent under any law, judgment, decree, order, or contractual restriction binding on Borrower or any agreement or instrument to which Borrower is a party or to which it or any of its property is subject, the contravention or breach of which, or the failure to obtain such consent, would have any adverse effect on Borrower's financial condition or ability to perform its obligations to Lender.

         5.03. BINDING EFFECT. The Basic Documents to which Borrower is (or is to become) a party are (or will be when executed and delivered) legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting enforcement of creditors' rights generally and by restrictions on the availability of equitable remedies.

         5.04. LITIGATION. There are no pending or (to the best of Borrower's knowledge) threatened actions or proceedings before any court or administrative agency which may be expected to have a materially adverse effect on Borrower's business or financial condition or which seek to question or set aside any of the transactions herein contemplated.

         5.05. FINANCIAL STATEMENTS. To Borrower's best knowledge, the audited balance sheet as of May 31, 1998, as certified by KPMG Peat Marwick for Borrower and its consolidated subsidiaries, and the related results of operations for the year then ended, have been prepared in accordance with GAAP and fairly present the financial condition of Borrower and its consolidated subsidiaries as of such date and results of operations for such period, and since May 31, 1998, there has been no materially advers change in Borrower's business, assets, operations, or condition (financial or otherwise).

         5.06. TAXES. Borrower has filed all tax returns which it is or was required to file, and has paid all taxes shown to be due and payable on those returns or on any assessment received by it, except such taxes of Borrower, if any, as are being contested diligently in good faith, and by appropriate proceedings, and as to which adequate reserves have been provided in accordance with GAAP.

         5.07. LOCATION OF OFFICES. Borrower's chief executive office and principal place of business, and the place where Borrower keeps its financial records concerning the Collateral, is located at its address set forth inss. 10.02.

         5.08. GOVERNMENTAL CONSENTS. Neither the execution, delivery, and performance of any of the Basic Documents, nor the consummation of any of the transactions contemplated thereby, requires the consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any federal, state, or foreign governmental authority or agency (including any judicial body) except for the filing of a UCC-1 financing statement for the Leases with the Colorado Secretary of State, any necessary filings in other jurisdictions with respect to Borrower's interest in the Equipment Portions, and any necessary filings by Borrower against each Lessee.

         5.09. ABSENCE OF ERISA LIABILITY. Each employee pension benefit plan (as defined inss.3(2) of the Employee Retirement Income Security Act of 1974, as from time to time amended ("ERISA")) of Borrower is in compliance with the applicable provisions of ERISA and of the Internal Revenue Code of 1986, as from time to time amended, in all respects, except to the extent that noncompliance would not be materially adverse to Borrower's business, assets, financial condition, or ability to perform its obligations under the Basic Documents.

         5.10. INVESTMENT COMPANY STATUS. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         5.11. SPECIFIC REPRESENTATIONS RE ASSIGNED LEASES. With respect to each Lease subject to an Advance, that (a) the Lease is an Eligible Lease, is genuine and in all respects what it purports to be, is enforceable according to its terms, and (together with any master lease associated therewith) is and will continue to be (except insofar as Lender otherwise consents in writing) the only agreement executed in connection with the lease of the related Equipment Portion; (b) all statements contained i the Lease agreement(s) are true as of the date made; (c) except as specified in writing to Lender by Borrower before the date of the related Advance, the Lessee has not paid any amount under or in connection with the Lease before its scheduled due date; (d) the Lease agreement(s) and the obligations evidenced thereby are, and, pursuant to the terms and conditions of the Lease agreement(s), will continue to be, free and clear of all defenses, set-offs, recoupment rights, counterclaims, Liens, and claims of every kind and nature other than Permitted Liens; (e) Borrower has good title to the related Equipment Portion and full right to enter into the Lease; (f) the related Equipment Portion has been delivered to the Lessee in satisfactory condition and has been unconditionally accepted by the Lessee under the terms of the Lease agreement(s); (g) any and all sales taxes and other taxes that may be payable with respect to this Agreement have been paid; (h) all parties to the Lease agreement(s) have full capacity to contract; (i) Borrower (and, to Borrower's knowledge, the Lessee) has observed and performed all the covenants and obligations under the Lease agreement(s) required to be performed by it, and Borrower shall remain liable to observe and to perform all the covenants under the Lease agreement(s) required of it (and Lender shall not be required or obligated in any manner to perform any of Borrower's covenants or obligations under the Lease agreement(s) by reason of this Agreement or otherwise); (j) Borrowe has no knowledge of any facts which impair the validity of the Lease agreement(s) or make the Lease or the related Equipment Portion less valuable than they appear; (k) except as specified in writing to Lender by Borrower before the date of the related Advance, all filings, recordings, and other legal requirements with respect to the related Equipment Portion, the Lease, and the assignment thereof, and the perfection of all interests contemplated by the Lease and the assignment thereof, have been complete and complied with (or, to the extent such filings, recordings, or other legal requirements are undertaken by Lender, Borrower will cooperate with Lender to ensure completion and compliance of such filings, recordings, or requirements);
(l) the Lease arises out of a bona fide lease in the first instance of the related Equipment Portion to the Lessee; (m) except as specified in writing to Lender by Borrower before Lender makes the first Advance after Borrower becomes aware of the default, no default or even or condition that would become a default upon the giving of notice or lapse of time or both exists under the Lease; and (n) except for sale-leasebacks as disclosed in writing to Lender by Borrower before the date of the related Advance, prior to the execution of the Lease, the Lessee did not have any direct or indirect interest in the related Equipment Portion.


                             6. BORROWER'S COVENANTS

                So long as any Advance, or any amount owed by Borrower under any other Basic Document, remains outstanding or unpaid or Lender has any Commitment hereunder:

         6.01. FINANCIAL STATEMENTS. In addition to the reports required byss.ss. 6.10 and 6.11, Borrower shall furnish to Lender:

                (a) within 60 days after the end of each of the first three quarters in each fiscal year, consolidated statements of operations of Borrower and its consolidated subsidiaries for the period from the beginning of the then-current fiscal year to the end of such quarterly period, and balance sheets of Borrower and its consolidated subsidiaries, on a consolidated basis, as of the end of such quarter prepared in accordance with GAAP (other than with respect to footnotes) and setting forth in each case in comparative form figures for the corresponding period in the preceding year, as provided in Borrower's 10-Q for the pertinent period (or with equivalent detail) and certified by Borrower's chief financial officer (to his or her best knowledge), subject to changes resulting from year-end adjustments;

                (b) within 120 days after the end of each fiscal year, consolidated statements of operations of Borrower and its consolidated subsidiaries, for such year, and the balance sheets of Borrower and its consolidated subsidiaries, on a consolidated basis, as of the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail, and certified to Borrower by its independent certified public accountants and to Lender by a financial officer of Borrower (to his or her best knowledge), as presenting fairly the financial position and results of operations of Borrower and its consolidated subsidiaries and as having been prepared in accordance with GAAP;

                (c) within two Business Days after any officer of Borrower obtains knowledge of any Default, an Officer's Certificate specifying its nature, the period of its existence, and what action Borrower proposes to take with respect to it; and

                (d) promptly upon request, such other data or information (financial or otherwise) regarding Borrower or the Collateral as Lender from time to time reasonably requests.

         6.02. INSPECTION OF COLLATERAL AND RECORDS. Borrower shall permit (and shall cause each Lessee to permit) any person(s) from time to time designated in writing by Lender, at Borrower's expense, to visit and inspect any of the Collateral and Borrower's records with respect to the Collateral (including Borrower's credit files with respect to any Lessee), at such times as Lender reasonably requests, and to discuss Borrower's affairs, finances, and accounts with Borrower's officers. No such inspection shall unreasonably interfere with Borrower's (or any Lessee's) operations or maintenance. Lender shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. In addition, Lender may send auditors, at Borrower's expense, up to twice per calendar year, to audit Borrower's books and records generally.

         6.03. CORPORATE EXISTENCE. Except as permitted by ss. 6.04, Borrower shall maintain its corporate existence in good standing in the jurisdiction of its incorporation, from time to time, and in all jurisdictions where its qualification is required by applicable law (except in any jurisdiction in which the failure to qualify would have no materially adverse effect on its business or on its ability to carry out its obligations under the Basic Documents to which it is (or is to become) a party). Borrower shall preserve and renew its rights (charter and statutory), patents, and franchises, unless Borrower determines in good faith that the preservation thereof is no longer necessary or desirable in the conduct of its business and that the loss thereof will not adversely affect Lender's rights or Borrower's business, assets, operations, condition (financial or otherwise).

         6.04. MERGER, etc. Borrower shall not consolidate or merge with any other Person, or convey, transfer, or lease all or substantially all of its assets as an entirety to any Person, without Lender's prior written consent.

         6.05.  COMPLIANCE WITH ERISA.

                (a) Borrower will, at all times, make prompt payment of contributions that it is required to make to any employee benefit plan to which it is a party as are necessary to meet the minimum funding standards for such an employee benefit plan, as required by ERISA.

                (b) Within two Business Days after the occurrence of any event or circumstance (including any event which is classified as a "Reportable Event" under ERISA) that might constitute grounds for termination of an employee benefit plan to which Borrower is a party by the Pension Benefit Guaranty Corporation or might result in the appointment of a trustee by a United States District Court under ss. 4042 oF ERIsa to administer such employee benefit plan, Borrower will provide Lender with an Officer's Certificate describing the event or circumstance, stating the reasons (to the extent then known to Borrower) for any such action by the Pension Benefit Guaranty Corporation or a United States District Court, and specifying the action Borrower proposes to take (or tentatively proposes to take) with respect thereto. Borrower shall update such reasons and proposed course of action upon Lender's request from time to time.

         6.06. PAYMENT OF TAXES. Borrower shall pay and discharge all taxes, assessments, and governmental charges upon it, its income, and its properties before the date on which penalties attach thereto, except to the extent being contested diligently and in good faith by appropriate proceedings, and provided that Borrower maintains reasonable reserves on its books therefor.

         6.07.  MAINTENANCE OF INSURANCE.

                (a) Borrower shall cause each Lessee to maintain, with insurers of recognized favorable reputation and responsibility, all-risk physical damage insurance covering each Equipment Portion leased by it, which is of the type and form, and in an amount not less than that, carried by prudent operators on similar equipment and is in an aggregate amount not less than the then-outstanding principal of the Advance for such Equipment Portion. Such insurance shall be of the type usually carried by corporations engaged in the same or a similar business as such Lessee, similarly situated with such Lessee and owning and leasing similar items of equipment, and covering risks of the kind customarily insured against by such corporations. Each Lessee may self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against, to the extent agreed by Lender. Any policies maintained in accordance with this ss. 6.07 shall (1) name Borrowe as an additional insured thereunder, and (2) provide that all payments at least up to the principal amounts relating to the Equipment Portion(s) involved shall be payable to Borrower, as loss payee.

                (b) Borrower shall cause Lender to be named as an additional assured and loss payee with respect to the Equipment in Borrower's contingent insurance policies.

                (c) Borrower shall apply any proceeds of insurance received as a result of an Event of Loss with respect to any Equipment Portion to the Secured Obligations relating to that Equipment Portion.

         6.08.  MAINTENANCE  PROPERTY  AND  MANAGEMENT.  Borrower shall maintain
its  property  in  good  working   condition  and  its   management   reasonably
satisfactory to Lender.

         6.09. AGREEMENTS AS TO LEASES. Borrower hereby covenants (1) not to assign its rights to any Lease, Equipment Portion, or other item of Collateral, to any person other than Lender, (2) not to amend, waive, or modify any provision of any Lease agreement, or permit any assignment or subletting by any Lessee, without Lender's prior written consent, and (3) to fulfill, perform, and observe each and every condition and covenant of Borrower contained in the Lease agreements (and to indemnify Lender against any setoff, counterclaim, recoupment, or defense that any Lessee asserts to its obligations to make payments under any Lease).

         6.10. LEASE STATUS REPORTS. Borrower shall, monthly, furnish to Lender a current schedule of the Leases which includes, with respect to each
Lease: (a) the name of the Lessee, (b) the amount and aging of the monthly rental payment(s) due under the Lease, (c) the total of the remaining rental payments, and (d) any then-existing default(s) thereunder.

         6.11. NOTICE OF LEASE DEFAULT. Promptly, upon its obtaining knowledge thereof, Borrower will notify Lender orally, confirmed promptly in writing, of the occurrence of any default under any Lease if that default (if not waived) would give Borrower the right to cancel that Lease or to accelerate the obligations of the Lessee thereunder, or of any default by a Lessee of the type described in ss. 8.01 (e) or (f) hereof, except that any default in making scheduled rental payments shall be sufficiently disclosed if reflected in the following monthly report under ss. 6.10.

         6.12. VERIFICATION OF LEASES. Lender may, at any time in its sole discretion, contact any or all Lessees in order to verify the validity and status of the Leases. Upon Lender's request from time to time, Borrower shall deliver to Lender a current list of addresses and telephone numbers of all Lessees.

         6.13. LIENS. Borrower will not directly or indirectly create, incur, assume, or suffer to exist any Lien on or with respect to any Equipment Portion, any Lease, or this Agreement except: (a) the rights of the parties to the Basic Documents, including the Lien created by this Agreement; (b) the rights of Permitted Lessees under Leases; (c) Liens for taxes, assessments, or other governmental charges either not yet due or being contested in good faith (and for the payment of which adequate reserve have been provided) by appropriate proceedings, so long as such proceedings do not involve any material risk of the sale, forfeiture, loss, or loss of use of any Equipment Portion; (d) materialmen's, mechanics', workers', repairers', employees', or other like Liens arising in the ordinary course of business for amounts the payment of which is not yet due; (e) Liens arising out of any judgment or award that is, within 30 days after entry thereof, discharged, vacated, or appealed with execution thereof stayed pending appeal; and (f) a transferee's rights resulting from Lender's voluntary transfer of its rights in any Lease or Equipment Portion or under this Agreement. Borrower will promptly take (or cause to be taken) such action at its own expense as may be necessary duly to discharge any such Lien not excepted by the preceding sentence.

         6.14.  SPECIFIC  COVENANTS RE ASSIGNED LEASES.  Borrower  covenants and agrees, with respect to each Lease subject to an Advance, that (a) any requirement of new or further filings, recordings, or renewals with respect to the related Equipment Portion, the Lease, and the assignment thereof shall be complied with by Borrower; (b) Lender may undertake any such filing, recording, or renewal (but Lender shall have no responsibility or obligation whatsoever for any omission or invalid accomplishment thereof); (c) Borrower will not create any Lien on the Lease or the related Equipment Portion other than as permitted by ss. 6.13; (d) Borrower shall have no right to accept the return of or repossess any Equipment Portion or waive, modify, or terminate any Lease or any related guarantee in any way without Lender's prior written consent, except Borrower may accept the return of equipment pursuant to the ordinary course of Borrower's leasing business (in which event clauses (ii), (iii) and (iv) of clause (e) below shall apply to such equipment); (e) if any of the related
Equipment Portion comes into Borrower's possession, Borrower will (i) promptly notify Lender, (ii) keep the related Equipment Portion secure, in good repair, and fully insured against all usual risks, naming Lender as an additional insured and sole loss payee under the policy of insurance, (iii) hold the related Equipment Portion for Lender's account and subject to Lender's instructions, and (iv) not permit any of the related Equipment Portio to pass into the possession, custody, or control of any person other than Borrower or Lender; and (f) Borrower shall, until receipt of notice to the contrary from Lender, collect all proceeds of the Lease and hold such proceeds separate and distinct from other funds of Borrower, and Borrower shall remit such proceeds to Lender on or before the applicable Maturity Date for the related Advance

(provided, that Borrower shall not be required to remit such proceeds to Lender if such proceeds are received after the applicable Maturity Date under the related Advance and Borrower has previously paid to Lender the applicable payment under the related Advance).

         6.15 COLLATERAL REPORTING. Borrower shall provide to Lender, on a weekly basis, a borrowing base certificate in form acceptable to Lender. Borrower shall provide to Lender such other collateral reports as Lender requests from time to time.


                       7. CONDITIONS PRECEDENT TO ADVANCES

         7.01. CONDITIONS PRECEDENT TO THE INITIAL ADVANCE. Lender's obligation to make the initial Advance on the first Funding Date is subject to Lender's receipt on or before such initial Funding Date of the following, in form and substance satisfactory to Lender:

                (a) a certificate of the Secretary or an Assistant Secretary of Borrower, dated on or before the Funding Date, certifying attached copies of the resolutions of Borrower's board of directors evidencing approval of the transactions contemplated by the Basic Documents to which it is (or is to become) a party, and showing the names and specimen signature(s) (or copies thereof) of Borrower's officer(s) authorized to sign this Agreement and the related documents to which it is (or is to become) a party,

         (b) a favorable opinion from Borrower's counsel; and

         (c) the fee referred to in ss. 2.03.

         7.02. CONDITIONS PRECEDENT TO ALL ADVANCES. Lender's obligation to make each Advance (including the initial Advance) is subject to the additional conditions precedent that:

                (a) Lender shall have received the following, each dated as of the pertinent Funding Date, in form and substance satisfactory to
         Lender:

                     (1)  an executed Supplement for the related Lease;

                     (2) the original chattel paper for that Lease, with a certificate of Borrower certifying that it is the only chattel paper for that Lease, that there is no amendment, modification, waiver, or consent pertaining to that Lease (other than those, if any, attached to that certificate), and that, to Borrower's knowledge, no default exists with respect to that Lease and no Event of Loss has occurred to any equipment included in the related Equipment Portion; and

                     (3)  such   additional  document(s)  as  Lender  reasonably
                requests;

                (b) Borrower's representations and warranties in the Basic Documents shall be true and accurate as though made on and as of such Funding Date, and shall be confirmed by an officer's certificate from Borrower's chief financial officer;

                (c) no Default shall exist or shall result from Lender's making such Advance;

                (d) all filings, recordings, and other actions necessary to establish, protect, preserve, and perfect Lender's interests under this Agreement (including filings (1) in Colorado by Borrower in favor of Lender, covering each Lease and Equipment Portion, and (2) (except as otherwise specified pursuant toss. 5.11(k)) in the location of each Equipment Portion, by Borrower in favor of Lender, covering the Equipment Portion under each Lease then being financed) shall have been duly made or taken;

                (e) all necessary consents, approvals, licenses, permits, declarations, or registrations then required in connection with the execution, delivery, performance, validity, and enforceability of the Basic Documents and the transactions contemplated thereby shall have been obtained;

                (f) Lender shall have received evidence satisfactory to it that Borrower has good title to each Equipment Portion under each Lease then being financed, and that such Lease and Equipment Portion are free of any Lien other than any Permitted Lien (including, to the extent necessary, evidence that Borrower's primary bank group has released or terminated its Lien on such Lease and Equipment Portion);

                (g) in Lender's reasonable judgment, since May 31, 1998, no materially adverse change shall have occurred to Borrower's business, financial condition, or operations,

                (h) no regulatory change shall have occurred since November 1, 1998 that, in Lender's judgment, imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirements relating to any extensions of credit or other assets of or any deposits with or other liabilities of Lender or any of its affiliates, or the manner in which Lender or any of its affiliates funds (or allocates funds, on its books, for) investments in any of the Leases or Advances,

                (i) the lease proposed to be funded by that Advance involves goods owned by Borrower, acceptable to Lender and located in the United States, involves a lessee acceptable to Lender, and is otherwise satisfactory to Lender in the reasonable exercise of its commercial discretion, and

                (j) the Borrowing Base shall not be exceeded by that Advance.


                         8. EVENTS OF DEFAULT; REMEDIES

         8.01. Events of Default. Each of the following shall constitute an "Event of Default":

                (a) Borrower fails to make any payment due from Borrower on any Advance or under any other Basic Document within five days after it becomes due;

                (b) any representation or warranty made by Borrower in the Basic Documents, or in any certificate or other document that it furnishes pursuant to the Basic Documents, is incorrect in any material respect when made;

                (c) Borrower fails to provide Lender with the Officer's Certificate required byss.6.01(c) or 6.05(b) within two Business Days after any of Borrower's officers obtains notice of a Default or the ERISA-related event or circumstance occurs, respectively;

                (d) Borrower fails to perform any other covenant or agreement in the Basic Documents, and (if remediable) such failure to perform continues for 30 days after Borrower's receipt of notice of such default from Lender;

                (e) Borrower (1) applies for or consents to the appointment of or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of all or a majority of its property, (2) makes a general assignment for the benefit of its creditors, (3) commences a voluntary case under the federal Bankruptcy Code (as now or hereafter in effect), or (4) files a petition seeking to take advantage (as debtor) of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts;

                (f) a proceeding or case is commenced, without Borrower's application or consent, in any court of competent jurisdiction, seeking
         (1) its liquidation, reorganization, dissolution, or winding-up, or the composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian, liquidator, or the like of Borrower or of all or a majority of its assets, or (3) similar relief in respect of

         Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case continues undismissed, or an order, judgment, or decree approving or ordering any of the foregoing is entered and continues unstayed and in effect, for a period of 60 days; or an order for relief against Borrower is entered in an involuntary case under the federal Bankruptcy Code;

                (g) recourse loan, lease, or deferred purchase obligations of Borrower totalling more than $1.5 million are in default after the expiration of any applicable grace period, if the effect of such default is to permit such obligations to be accelerated or otherwise declared to be due and payable prior to their stated maturity, or Borrower defaults in the payment within 10 days after the stated maturity of more than $1.5 million of recourse loan, lease, or deferred purchase obligations;

                (h) one or more judgment(s) is/are rendered by one or more court(s) of competent jurisdiction against Borrower for a total of more than $1.5 million and is/are not stayed or discharged, or fully bonded against, within 30 days of the date of entry; or

                (i) any "Reportable Event" with respect to Borrower under ERISA shall have occurred, or any finding or determination shall be made with respect to an employee benefit plan to which Borrower is a party under ss. 4041(c) or (e) oF ERIsa, or any fact or circumstance shall occur with respect to an employee benefit plan to which Borrower is a party, that, in Lender's opinion, provides grounds for the commencement of any proceeding under ss. 4042 OF Erisa, or any proceeding shall be commence under ss. 4042 oF ERIsa with respect to an employee benefit plan to which Borrower is a party; or

                (j) a default exists under any other existing or future agreement or instrument of Borrower's with or in favor of Lender or any direct or indirect affiliate of Lender's.

         8.02.  REMEDIES.

                (a) If an Event of Default (other than underss.8.01(e) or (f)) exists, Lender may declare all Advances and other Secured Obligations to be immediately due and payable, whereupon all Advances and other Secured Obligations shall become and be immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which Borrower hereby waives, and the Commitment shall terminate. If an Event of Default underss.8.01(e) or (f) occurs, all Advances and other Secured Obligations automatically shall become immediately due and payable and the Commitment automatically shall immediately terminate, without presentment, demand, protest, or notice of any kind, all of which Borrower hereby waives.

                (b) If the unpaid balance of the Secured Obligations has become (by declaration or otherwise) immediately due and payable, then, and in every such case, Lender (1) may exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder or available to a secured party under the Uniform Commercial Code or any other provision of applicable law, (2) may proceed to perform any and all of Borrower's obligations or exercise any and all of Borrower's rights under any Lease as fully as Borrower itself could, all without regard to the adequacy of security for the indebtedness hereby secured and with or without bringing any legal action or causing any receiver to be appointed by any court or other judicial authority, and (3) may sell, assign, transfer, and deliver the whole, or from time to time, to the extent permitted by law, any part of the Collateral or any interest therein, at any private sale or public auction with or without demand, advertisement, or notice (except as herein required or as may be required by law) of the date(s), time(s), and place(s) of sale and any adjournment(s) thereof, for cash or credit or other property, for immediate or future delivery and for such price(s) and on such terms as Lender in its discretion determines or as are required by law. It is agreed that five Business Days' notice to Borrower of the date(s), time(s), and place(s) (and terms, in the case of a private sale) of any proposed sale by Lender of the Collateral (or any part thereof or interest therein) is reasonable.

                (c) If the unpaid balance of the Secured Obligations has become (by declaration or otherwise) immediately due and payable, Borrower shall promptly execute and deliver to Lender such instruments of title and other documents as Lender deems necessary or advisable to enable Lender (or an agent or representative designated by Lender), at such time(s) and place(s) as Lender may specify, to obtain possession of all or any part of the Collateral that Lender shall at the time be entitled to possess hereunder. If Borrower fails to execute and deliver any such instrument(s) or document(s) after demand by Lender, Lender may (1) obtain a judgment conferring on Lender the right to immediate possession of the Collateral and requiring Borrower to deliver such instrument(s) or document(s) to Lender, and (2) pursue all or any part of such Collateral wherever it may be found and enter any of the premises of Borrower or any Lessee wherever such Collateral may be or may be supposed to be and search for such Collateral and take possession of and remove such Collateral.

                (d) Upon every such taking of possession, Lender may, from time to time, but shall have no obligation to, make all such expenditures for maintenance, insurance, repairs, replacements, and alterations to and of the Collateral as it deems proper, and all such expenditures shall be Secured Obligations. In each such case, Lender shall have the right to use, operate, store, or manage the Collateral as Lender deems best, including the right to enter into any and all such agreements with respect t the maintenance, operation, leasing, storage, or disposition of the Collateral or any part thereof as Lender deems appropriate; and Lender shall be entitled to collect and receive all rents, revenues, income, and profits of the Collateral and every part thereof, without prejudice, however, to the right of Lender under any provision of this Agreement to collect and receive all cash held by, or required to be deposited with, Lender hereunder. Such rents, revenues, income, and profits shall be applied to pa the expenses of holding and operating the Collateral, and of all maintenance, repairs, replacements, and alterations, and to make all payments which Lender is required or elects to make, if any, for taxes, assessments, insurance, or other proper charges upon the Collateral or any part thereof (including the employment of shipping personnel and accountants to examine, inspect, and make reports upon the Collateral and the books and records of Borrower relating thereto), and all other payments which Lender i required or authorized to make under any provision of the Basic Documents, as well as the out-of-pocket expenses of Lender (including fees and commissions for remarketing or arranging financing for the Collateral) with respect thereto, and any balance shall be applied to interest on, then to other charges hereunder (if any) with respect to, and then to the principal of the Secured Obligations, and thereafter to Borrower unless otherwise required by law.

                (e) Each and every right, power, and remedy given to Lender in the Basic Documents shall be cumulative and shall be in addition to every other right, power, and remedy in the Basic Documents now or hereafter existing at law, in equity, or by statute, and each and every right, power, and remedy may be exercised from time to time and as often and in such order as Lender deems expedient, and the exercise or the beginning of the exercise of any right, power, or remedy shall not be construed to b a waiver of the right to exercise at the same time or thereafter any other right, power, or remedy. No delay or omission by Lender in exercising or pursuing any right, remedy, or power shall impair any such right, power, or remedy or be construed to be a waiver of any default on the part of Borrower or to be an acquiescence therein.

                (f) If Lender has proceeded to enforce any right, power, or remedy under this Agreement by foreclosure, entry, or otherwise, and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to Lender, Borrower and Lender shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies, and powers of Lender shall continue as if no such proceedings had been taken.

                (g) Anything to the contrary in this sec.8 notwithstanding, Lender shall not disturb any Permitted Lessee's rights to any Equipment Portion, except to the extent permitted by the related Lease.


                           9. BORROWER'S INDEMNITIES

         9.01. GENERAL INDEMNITY. Borrower assumes liability for, and agrees to indemnify each Indemnitee against, and on written demand to pay, or to reimburse each Indemnitee for the payment of, any and all Liabilities, all subject to the provisions of thisss. 9.01.

                "Liabilities" means any and all liabilities, obligations, damages, penalties, claims, taxes, and expenses, including legal fees and expenses, of whatsoever kind and nature imposed on, incurred by, or asserted against any Indemnitee relating to or arising out of any Lease, any Equipment Portion, any Basic Document, or the enforcement against Borrower of any of the terms of the Basic Documents.

         However, this ss. 9.01 shall not require Borrower to pay or indemnify any Indemnitee under this section: (i) for any Liability to the extent resulting from such Indemnitee's acts of gross negligence or willful misconduct; (ii) for any cost or expense relating to the preparation, execution, delivery, or enforcement of the Basic Documents (Borrower's duties in respect of such costs and expenses being set forth in ss. 10.03); (iii) for any Liability that such Indemnitee incurs to the extent resulting resulting from such Indemnitee's breach of any of its representations, warranties, or covenants in any Basic Document, or from its disturbance of any Permitted Lessee's rights under any Lease (except to the extent permitted by the agreement(s) governing that Lease);
(iv) for any tax on Lender's net income imposed by any federal, state, or local taxing authority in the United States; (v) for any Liability with respect to transfer taxes or other expenses payable with respect to the transfer of Lender's rights under the Basic Documents, other than a transfer after the occurrence of an Event of Default; (vi) for any violation or purported violation of any usury law, or (vii) for any Liability that, by virtue of ss. 11.01, is non-recourse to Borrower personally.

         Borrower shall be obligated under this ss.9.01 irrespective of whether the Indemnitee is also indemnified with respect to the same matter under any other Basic Document or other document by any other Person, and the Indemnitee may proceed directly against Borrower under this ss.9.01 without first resorting to any such rights of indemnification. Upon the payment in full of any indemnities due and owing under this ss.9.01, Borrower shall be subrogated to any right of the Indemnitee in respect of the matter against which indemnity has been given. Borrower's indemnities in this section shall survive expiration or termination of this Agreement and payment in full of the Advances.

         Any payment or indemnity pursuant to this ss. 9.01 shall include the amount, if any, necessary to hold the Indemnitee harmless on an after-tax basis from all taxes required to be paid by such recipient with respect to such payment or indemnity under laws of any federal, state, or local government or taxing authority in the United States or by any foreign government or any political subdivision or taxing authority thereof. The amount of any payment or indemnity required under this section shall be determined by the Indemnitee reasonably and in good faith. Upon Borrower's request and at Borrower's expense, the Indemnitee will provide Borrower with a summary explanation of the basis for the Indemnitee's computations.

                                10. MISCELLANEOUS

        10.01. NO WAIVERS; CUMULATIVE REMEDIES. No failure or delay in exercising any power or right under any Basic Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof or the exercise of any other right or power under any Basic Document. No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

        10.02. NOTICES. All communications and notices provided for under this Agreement shall be in writing (including telecopy), and shall be mailed by certified mail (return receipt requested) or otherwise delivered to the parties at the following addresses:

         if to Lender:     NationsBanc Leasing Corporation
                           2059 Northlake Parkway
                           Tucker, GA  30084
                           Attention:  Sr. Vice President - Credi
                           Fax:  (770) 270-8441

         if to Borrower:   Capital Associates International, Inc.
                           7175 West Jefferson Avenue, Suite 3000
                           Lakewood, CO  80235
                           Attention:  Assistant Treasurer
                           Fax:  (303) 980-5403

or, as to each party, at such other address as it designates by notice to each other party. Each such notice shall be effective upon delivery.

        10.03. TRANSACTION EXPENSES. Borrower will pay, on demand, all out-of-pocket expenses of Lender reasonably incurred in connection with the preparation, execution, delivery, and enforcement of the Basic Documents, or in connection with any scheduled closing that is postponed or cancelled, including:
(i) all fees and expenses of Troutman Sanders LLP, special counsel to Lender (not to exceed $15,000 through the date of this Agreement); (ii) all UCC and other filing and lien search fees; (iii) all fees and expenses (including legal fees and expenses) of Lender in connection with actual or proposed amendments, waivers, or consents to or under this Agreement or the other Basic Documents; and (iv) all fees and expenses (including legal fees and expenses) of Lender in connection with the actual or proposed enforcement of any Basic Document against Borrower during the existence of any Default.

        10.04. AMENDMENTS, WAIVERS, CONSENTS, etc. No provision of the Basic Documents may be amended, terminated, waived, or otherwise modified except in writing by Borrower and Lender.

        10.05. SUCCESSORS AND ASSIGNS. This Agreement shall bind and benefit Lender and Borrower and their successors and assigns, except that Borrower may not assign or transfer its rights under this Agreement without Lender's prior written consent. Lender may at any time sell, assign, grant participation(s) in, or otherwise transfer any Advance and Lender's rights relating to such Advance, in whole or in part.

        10.06. GOVERNING LAW. This Agreement shall be governed by the laws of Georgia (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

        10.07. HEADINGS. Section headings used in t his Agreement are for convenience only and are not a substantive part of this Agreement.

        10.08. EXECUTION IN COUNTERPARTS. This Agreement may be executed in separate counterparts.

        10.09. TERMINATION OF AGREEMENT. This Agreement and the security interests created hereby shall terminate, and this Agreement shall be of no further force or effect, upon the full and final payment of the Secured Obligations (but, whether or not any loan balance exists, shall not terminate before Lender's Commitment expires under ss. 2.01). Upon any such full and final payment, Lender shall pay all excess money or other properties or proceeds constituting part of the Collateral to Borrower, this Agreement and the security interests created hereby shall terminate, and Lender shall execute and deliver any instrument evidencing such termination as Borrower reasonably requests. This Agreement and the security interests created hereby shall terminate as to any Lease and Equipment Portion upon full and final payment of the Advance made in connection with such Lease and Equipment Portion and the payment of all amounts due under this Agreement with respect to such Lease or Equipment Portion, and upon an such full and final payment, Lender shall execute and deliver a partial release letter in the form of Exhibit B hereto and any other instruments evidencing such termination as Borrower reasonably requests.

        10.10. SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS. All representations, warranties, and covenants in this Agreement or made in writing in connection with this Agreement shall survive the execution and delivery of this Agreement, and shall continue until all Advances have been fully and finally paid, all Borrower's other obligations to Lender under this Agreement have been fully and finally discharged, and Lender has terminated this Agreement in writing.

        10.11. SEVERABILITY. If any part of any provision contained in this Agreement, or any document contemplated hereby, is or becomes invalid or unenforceable under applicable law, that part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of that provision or the remaining provisions.

        10.12. FURTHER ASSURANCES. Borrower shall duly execute and deliver (or cause to be duly executed and delivered) any instrument, invoice, document, waiver, consent, or other writing that Lender deems necessary or appropriate to carry out the terms of this Agreement or any of the other Basic Documents.

        10.13. COMMERCIAL TRANSACTION. Borrower hereby acknowledges that its obligations hereunder arise out of a "commercial transaction" (as defined in O.C.G.A.ss. 44-14-260(1), concerning foreclosure of interests in personal property). BORROWER KNOWINGLY AND INTELLIGENTLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO ANY NOTICE OR POSTING OF A BOND BY LENDER PRIOR TO SEIZURE BY LENDER (OR LENDER'S TRANSFERREES, ASSIGNS, OR SUCCESSORS IN INTEREST) OF THE COLLATERAL OR ANY PORTION THEREOF. This is intended by Borrower as a "waiver" as defined in O.C.G.A. ss. 44-14-260(3) (relating to foreclosure of interests in personal property).

        10.14.  TIME  IS OF  THE  ESSENCE.  Time  is  of  the  essence  of  this
Agreement.

        10.15. ENTIRE AGREEMENT. This Agreement (and, when executed and delivered, each Supplement) shall embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

        10.16. CONSENT TO JURISDICTION. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN ATLANTA, GEORGIA, in any action or proceeding arising out of or relating to this Agreement or any of the other documents or agreements described or contemplated herein, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such federal or state court. Service of copies of the summons on Borrower in any such action or proceeding may be made by mailing or delivering a copy of such process to Borrower in accordance with ss. 10.02.

        10.17. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH WAIVE ALL RIGHTS TO A TRIAL BY JURY in any action or proceeding relating to transactions arising out of or relating to this Agreement or any of the other documents described or contemplated herein.


                     11. LIMITATION OF PERSONAL LIABILITY
                         --------------------------------

        11.01. LIMITATION OF PERSONAL LIABILITY. Notwithstanding anything to the contrary contained in this Agreement or any other Basic Document, Lender shall not seek any deficiency judgment against Borrower in any action to foreclose the Lien of this Agreement, except (a) to the extent legally necessary to recover against insurance, escrow, or other funds held by Lender, or collateral in which Lender has a security interest, pursuant to the terms of the Basic Documents, (b) to the extent of Borrower representations, warranties, covenants, and other undertakings under the Basic Documents, other than the covenants to repay the principal amount of the Advances at their Maturity
Date(s), or (c) to the extent of any obligation expressly stated to be "recourse" to Borrower pursuant to this Agreement. Subject to the exceptions noted in the preceding sentence, any judgment obtained in any suit brought under the Loan Documents shall not be enforced personally against Borrower but may be enforced against: (aa) the Collateral, (bb) any funds held by Lender pursuant to any Basic Document, (cc) insurance and condemnation/confiscation awards and proceeds, if any, and (dd) security and escrow deposits, if any. Nothing in this paragraph shall: (aaa) operate to release or impair the Secured Obligations,
(bbb) preclude Lender from foreclosing upon the Collateral or any part thereof in case of any default, or enforcing any of its other rights or remedies under any Basic Document, at law, or in equity, except as such rights or remedies are expressly limited hereby, (ccc) prejudice Lender's rights or remedies against any other individual or entity now or hereafter liable under, or for the payment of, any Basic Document, or Borrower or any individual or entity now or hereafter liable under any lease, guaranty, bond, policy of insurance, or endorsement or assignment of any note, or (ddd) prejudice Lender's rights as against Borrower and its shareholders for fraud, waste, misapplication of insurance or trust funds, including any security deposits or condemnation/confiscation awards or proceeds that may come into Borrower's possession or control, or for any other matter excepted above.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Warehousing Loan and Security Agreement.


[Seal]                                   CAPITAL ASSOCIATES INTERNATIONAL, INC.

Attest:

                                         By:  /s/Anthony M. Dipaolo
/s/Philip J. Teigen                           ----------------------------------
--------------------------------------        Anthony M. DiPaolo
Philip J. Teigen
                                         Title: Senior Vice President
                                                --------------------------------


                                         NATIONSBANC LEASING CORPORATION



                                         By:  /s/David M. Drury
                                              ----------------------------------
                                              David M. Drury

                                         Title: Vice President
                                                --------------------------------